MASSMUTUAL FUNDS
MM S&P 500® Index Fund
(the “Fund”)
Supplement dated February 24, 2025 to the
Prospectus dated February 1, 2025 and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
The Board of Trustees of the MassMutual Select Funds is expected to approve changes to the Fund at its meeting on March 18-19, 2025. If the Board of Trustees approves the changes, the changes described below will take effect on April 25, 2025.
BlackRock Investment Management, LLC (“BlackRock”) will replace Northern Trust Investments, Inc. (“NTI”) as subadviser of the Fund.
The following information will replace the information for the Fund found in the section titled Investment Objective (on page 17 of the Prospectus):
The Fund seeks to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index.
The following information will replace the information for the Fund found under the heading Subadviser(s) in the section titled Management (on page 20 of the Prospectus):
Subadviser(s): BlackRock Investment Management, LLC (“BlackRock”)
The following information will replace the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (on page 20 of the Prospectus):
Portfolio Manager(s):
Jennifer Hsui, CFA is a Managing Director at BlackRock. She has managed the Fund since April 2025.
Paul Whitehead is a Managing Director at BlackRock. He has managed the Fund since April 2025.
The reference to NTI will be changed to BlackRock in Passive Management Risk found in the section titled Additional Information Regarding Principal Risks on page 80 of the Prospectus.
The following information will replace the information for NTI found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 90 of the Prospectus:
BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square, Princeton, New Jersey 08540, manages the investments of the S&P 500 Index Fund. BlackRock is an affiliate of BlackRock Advisors, LLC, which is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $11.6 trillion in investment company and other portfolio assets under management as of December 31, 2024.
BlackRock replaced Northern Trust Investments, Inc. as subadviser of the S&P 500 Index Fund on April 25, 2025.

Jennifer Hsui, CFA
is jointly and primarily responsible for the day-to-day management of the S&P 500 Index Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Ms. Hsui is a Managing Director of BlackRock, Inc. and Global Head of Index Equity Investments within BlackRock Global Markets & Index Investments. Ms. Hsui’s service with the firm dates back to 2006, including her years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Prior to her current role, Ms. Hsui was CIO and co-Head of Index Equity, with responsibility for setting direction, establishing policy, and guiding investment decisions across Index Equity products. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets.
Paul Whitehead
is jointly and primarily responsible for the day-to-day management of the S&P 500 Index Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Whitehead is a Managing Director of BlackRock, Inc., Co-Head of Index Equity, and Co-Head of BlackRock’s ETF and Index Investments business. Mr. Whitehead also oversees the management of BlackRock’s Institutional and iShares® funds. Mr. Whitehead was previously the Global Head of Equity Trading and the Global Head of Transition Management within BlackRock’s Global Trading Group. Mr. Whitehead’s service with the firm dates back to 1996, including his years with Barclays Global Investors, which merged with BlackRock in 2009. Prior to his current role, Mr. Whitehead was Head of Americas Equity Trading. Previously, he managed the trading team responsible for all Institutional Index funds, Exchange Traded funds, and Transition Management mandates. Mr. Whitehead represents BlackRock on the board of Luminex, a buy-side owned Alternative Trading System launched in 2015.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMPRO-25-01
SP500-25-01